EXHIBIT 10.5

                                                      Dated:  January 1, 1998

                         IPALCO ENTERPRISES, INC.
               BENEFIT PROTECTION FUND AND TRUST AGREEMENT

                              EXHIBIT A

                        LIST OF COVERED PLANS

                                                       Effective Date of Plan
                             Employee Covered Under    Coverage by Benefit
          Plan Name                the Plan            Protection Fund

1.   Amended and Restated       John R. Hodowal           November 1, 1988
     Employment Agreement,
     dated July 29, 1986

2.   Amended and Restated       Ramon L. Humke            February 1, 1990
     Employment Agreement,
     dated January 1, 1997

3.   Termination Benefits       John R. Brehm             November 1, 1988
     Agreement, effective
     July 29, 1986.  Amended
     and Restated January 1,
     1993

4.   Termination Benefits       Max Califar               November 1, 1988
     Agreement, effective
     July 29, 1986.  Amended
     and Restated January 1,
     1993

5.   Termination Benefits       John R. Hodowal           November 1, 1988
     Agreement, effective July
     29, 1986.  Amended and
     Restated January 1, 1993

6.   Termination Benefits       Donald W. Knight          November 1, 1988
     Agreement, effective July
     29, 1986.  Amended and
     Restated January 1, 1993

7.   Termination Benefits       Robert W. Rawlings        November 1, 1988
     Agreement, effective July
     29, 1986.  Amended and
     Restated January 1, 1993

8.   Termination Benefits       Thomas A. Steiner         November 1, 1988
     Agreement, effective July
     29, 1986.  Amended and
     Restated January 1, 1993

9.   Termination Benefits       Gerald D. Waltz           November 1, 1988
     Agreement, effective July
     29, 1986.  Amended and
     Restated January 1, 1993

10.  Termination Benefits       John D. Wilson            November 1, 1988
     Agreement, effective July
     29, 1986.  Amended and
     Restated January 1, 1993

11.  Termination Benefits       John C. Berlier           May 1, 1990
     Agreement, effective
     May 1, 1990.  Amended
     and Restated January 1,
     1993

12.  Termination Benefits       N. Stuart Grauel          May 1, 1990
     Agreement, effective
     May 1, 1990.  Amended
     and Restated January 1,
     1993

13.  Termination Benefits       Joseph A. Gustin          May 1, 1990
     Agreement, effective
     May 1, 1990.  Amended
     and Restated January 1,
     1993

14.  Termination Benefits       Ramon L. Humke            February 1, 1990
     Agreement, effective
     February 1, 1990.
     Amended and Restated
     January 1, 1993

15.  Termination Benefits       Joseph A. Slash           May 1, 1990
     Agreement, effective
     May 1, 1990.  Amended
     and Restated January 1,
     1993

16.  Termination Benefits       Stephen J. Plunkett       May 1, 1990
     Agreement, effective
     May 1, 1990.  Amended
     and Restated January 1,
     1993

17.  Termination Benefits       Clark L. Snyder           November 1, 1988
     Agreement, effective July
     29, 1986.  Amended and
     Restated January 1, 1993

18.  Termination Benefits       Steven L. Meyer           January 1, 1993
     Agreement, effective
     January 1, 1993

19.  Termination Benefits       Daniel L. Short           January 1, 1993
     Agreement, effective
     January 1, 1993

20.  Termination Benefits       William A. Tracy          January 1, 1993
     Agreement, effective
     January 1, 1993

21.  Termination Benefits       Bryan G. Tabler           January 1, 1995
     Agreement, effective
     January 1, 1995

22.  Termination Benefits          Michael J. Farmer      February 6, 1995
     Agreement, effective
     February 6, 1995

23.  Termination Benefits       Ralph E. Canter           May 1, 1995
     Agreement, effective
     May 1, 1995

24.  Termination Benefits       Susan Hanafee             May 1, 1995
     Agreement, effective
     May 1, 1995

25.  Termination Benefits       Michael G. Banta          July 1, 1995
     Agreement, effective
     July 1, 1995

26.  Termination Benefits       Michael P. Holstein       May 1, 1996
     Agreement, effective
     May 1, 1996

27.  Termination Benefits       Kevin P. Greisl           January 1, 1996
     Agreement, effective
     January 1, 1996

28.  Termination Benefits       David J. McCarthy         January 1, 1996
     Agreement, effective
     January 1, 1996

29.  Termination Benefits       Paul S. Mannweiler        January 1, 1997
     Agreement, effective
     January 1, 1997

30.  The IPL Supplemental       All participants in       February 23, 1993
     Retirement Plan and        the Supplemental Plan
     Trust Agreement for a      for which a trust
     Select Group of            account is maintained
     Management Employees
     (the "Supplemental
     Plan") but only Section
     4.3  thereof relating to
     tax protect payments
     required of IPL.